CROSS SHORE DISCOVERY FUND

Institutional Shares

Supplement dated April 24, 2020, to the

Prospectus dated June 28, 2019 as Amended July 31, 2019

The following information supplements the information in the sections entitled "Prospectus Summary - Principal Risks" and " Principal Risks" in the prospectus:

Market Risk – The success of the Fund’s activities may be affected by political, regulatory, and social developments, and general economic and market conditions including interest rates, the availability of credit, inflation rates, economic uncertainty, changes in laws, pandemics or epidemics, natural or environmental disasters, terrorism, trade disputes and national and international political circumstances. These factors may lead to instability in world economies and markets generally and may affect the volatility, value and liquidity of the Fund’s investments. Unexpected volatility or illiquidity could impair the Fund’s ability to carry out its business.

Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. A recent example includes the pandemic risks related to the outbreak of COVID-19, a respiratory disease caused by a novel coronavirus, and the aggressive measures taken in response to the outbreak by governments, including border closures and other travel restrictions, the imposition of prolonged quarantines of large populations, and changes to fiscal and monetary policies, and by businesses, including changes to supply chains, consumer activity and operations (including staff reductions). These pandemic risks have contributed to increased volatility, severe losses and liquidity constraints in many markets, and may adversely affect the Fund’s investments and operations. The future impact of COVID-19 is currently unknown, resulting in a high degree of uncertainty for potentially extended periods of time and may result in a substantial economic downturn or recession which could negatively impact the Fund’s performance.

The Fund and its key service providers have in place business continuity plans reasonably designed to ensure that they can continue normal business operations in the event of a disaster or emergency, such as the COVID-19 pandemic. However, there can be no assurance that the Fund and its service providers will be able to maintain normal business operations for an extended period of time, particularly when employees of the Fund’s service providers are required to work at external locations or in the event they have extensive medical absences. A pandemic could also impair the information technology and other operational systems upon which the Fund’s service providers rely and could otherwise disrupt their ability to perform essential tasks.

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